UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Cosmos Holdings Inc. (the “Company”) on December 21, 2018 disclosing the completion of the acquisition of Cosmofarm Ltd., a pharmaceutical wholesaler based in Athens, Greece on December 19, 2018 (the “Original Filing”). This Amendment No. 1 amends the Original Filing to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

The audited financial statements of Cosmofarm Ltd. for the years ended December 31, 2017 and 2016, including the report of Armanino LLP, and accompanying notes thereto, are filed as Exhibit 99.1 to this Amendment No. 1.

The unaudited financial statements of Cosmofarm Ltd. for the nine (9) months ended September 30, 2018 and 2017, and accompanying notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1.

(b)	Pro Forma Financial Information

Unaudited pro forma combined balance sheets for the period ended September 30, 2018 and unaudited pro forma statement of operations for the year ended December 31, 2017 and the nine (9) months ended September 30, 2018, and accompanying notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1

(d)	Exhibits -

Item No-	Description

10.1

Amendment dated as of December 19, 2018 to Stock Purchase Agreement dated as of June 23, 2018 by and among Cosmofarm Ltd., Deepdae Holding Ltd. and Cosmos Holdings Inc. filed with Form 8-K on December 20, 2018.*

10.2	Promissory Note dated December 19, 2018 from Cosmos Holdings Inc. to Deepdae Holdings Ltd. filed with Form 8-K on December 20, 2018.*
23.1	Consent of Armanino LLP
99.1	Audited financial statements of Cosmofarm Ltd. for the years ended December 31, 2017 and 2016, including the report of Armanino LLP on such audited financial statements.
99.2	Unaudited financial statements of Cosmofarm Ltd. for the nine (9) months ended September 30, 2018 and 2017.
99.3

Unaudited pro forma combined balance sheets for the period ended September 30, 2018 and unaudited pro forma statement of operations for the year ended December 31, 2017 and the nine (9) months ended September 30, 2018.

_________

* Previously filed with the Original Reports.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: March 6, 2019	By:	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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